UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

WRIGHT MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5677 Airline Road, Arlington, Tennessee		38002
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (901) 867-9971

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 19, 2012, Wright Medical Group, Inc., a Delaware corporation (“Wright”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BioMimetic Therapeutics, Inc., a Delaware corporation (“BioMimetic”) and Wright’s direct wholly-owned subsidiaries, Achilles Merger Subsidiary, Inc., a Delaware corporation (“Merger Sub”), and Achilles Acquisition Subsidiary, LLC, a Delaware limited liability company (“Sister Subsidiary” and together with Merger Sub, the “Merger Subsidiaries”). The Merger Agreement provides that, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into BioMimetic (the “Initial Merger”) followed by BioMimetic merging with and into Sister Subsidiary (together with the Initial Merger, the “Transaction”). As a result of the Transaction, BioMimetic will become a wholly-owned subsidiary of Wright and the stockholders of BioMimetic prior to the Initial Merger will own approximately 14.5% of Wright.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Initial Merger (the “Effective Time”), each outstanding share of BioMimetic’s common stock (other than shares owned by Wright, BioMimetic or their respective subsidiaries, or shares as to which dissenters’ rights have been properly exercised) will be converted into the right to receive (i) $1.50 in cash, without interest, (ii) 0.2482 of a validly issued, fully paid and non-assessable share of Wright common stock, $0.01 par value per share (“Wright Common Stock”) and (iii) one contingent value right (a “CVR”) to be issued by Wright subject to and in accordance with the CVR Agreement described below.

The Merger Agreement includes customary representations, warranties and covenants of Wright, BioMimetic and the Merger Subsidiaries. BioMimetic has agreed to operate its business in the ordinary course consistent with past practice until the Effective Time, subject to certain agreed upon limitations, and has agreed to certain “non-solicitation” provisions that prohibit BioMimetic from soliciting proposals relating to alternative transactions and, subject to certain exceptions, entering into discussions or negotiations concerning proposals for alternative transactions prior to the Effective Time. Wright has also agreed to certain covenants and agreements, including that it will nominate an independent member of BioMimetic’s board of directors for election to Wright’s board of directors at Wright’s 2013 annual meeting.

The completion of the Transaction is subject to various closing conditions, including obtaining the approval of BioMimetic’s stockholders, registering the shares of Wright Common Stock and CVRs to be issued in connection with the Transaction, and receipt of regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement contains certain termination rights for both Wright and BioMimetic, including, subject to certain conditions, for BioMimetic to enter into an agreement with respect to a superior proposal if a failure to do so would be inconsistent with the fiduciary duties of BioMimetic’s board of directors. Upon termination under certain circumstances, BioMimetic would be required to pay Wright a termination fee of $8,255,000. The Merger Agreement also provides that, upon termination under certain circumstances, Wright would be required to pay BioMimetic a termination fee of $30 million.

Concurrently with the execution of the Merger Agreement, the directors and certain officers of BioMimetic, as well as their stockholder affiliates, who together beneficially own approximately 30% of BioMimetic’s outstanding common stock, have entered into voting agreements whereby they agreed, among other things, to vote all shares of BioMimetic common stock held by them in favor of adopting the Merger Agreement. A copy of the form of voting agreement is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

Contingent Value Rights Agreement

In connection with the Merger Agreement, Wright and a trustee mutually agreeable to Wright and BioMimetic will enter into a Contingent Value Rights Agreement (“CVR Agreement”) governing the terms of the CVRs. A holder of a CVR will be entitled to receive the following cash payments, conditioned upon the achievement of certain milestones as follows:

•

Approval Milestone: Wright would be obligated to pay $3.50 per CVR upon United States Food and Drug Administration (“FDA”) approval of Augment® Bone Graft on or before the sixth anniversary of the closing of the Transaction.

•

Product Sales Milestone #1: Wright would be obligated to pay $1.50 per CVR the first time sales of specified products exceed $40 million during a consecutive 12 month period. If such milestone is achieved prior to the second anniversary of the closing of the Transaction, the payment related to such milestone will be payable on the later of the second anniversary of the closing of the Transaction or 20 business days following notice of achievement of the milestone.

•

Product Sales Milestone #2: Wright would be obligated to pay $1.50 per CVR the first time sales of specified products exceed $70 million during a consecutive 12 month period. If such milestone is achieved prior to the second anniversary of the closing of the Transaction, the payment related to such milestone will be payable on the later of the second anniversary of the closing of the Transaction or 20 business days following notice of achievement of the milestone.

Wright has agreed to use certain diligent efforts to achieve each of the milestones, which efforts generally require Wright to use those efforts normally used by persons in the medical device business similar in size and resources to Wright. In addition, Wright has agreed to use its commercially reasonable efforts to maintain a listing for trading on the Nasdaq Global Market or another national securities exchange for so long as any CVRs remain outstanding.

On or after the third anniversary of closing of the Transaction, on any date on which both: (i) FDA approval of Augment® has not been achieved and (ii) the volume weighted average price paid per CVR for all CVRs traded over the 45 trading days prior to such date is less than $0.10, Wright may provide notice (a “Failure Purchase Notice”) to holders of CVRs that it will purchase all (but not less than all) of the outstanding CVRs (a “Failure Purchase”). The price at which the CVRs are to be purchased in a Failure Purchase is 115% of the volume weighted average price paid per CVR for all CVRs traded over the 45 trading days prior to the 5th trading day before the date of the Failure Purchase Notice.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current view of future performance, results, and trends. Forward looking statements may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. In addition to those described below, forward looking statements contained in this Current Report include, without limitation, statements concerning the possibility of FDA approval of Augment Bone Graft, statements regarding market acceptance of, and expected annual market demand for Augment Bone Graft, statements regarding the expected impact of the transaction with BioMimetic on Wright’s adjusted EBITDA and other financial results, and statements about the timing and expected benefits of the transaction. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this Current Report, and Wright undertakes no obligation to update such statements after this date. In addition to those described above, risks and uncertainties that could cause Wright’s actual results to materially differ from those described in forward-looking statements are discussed in Wright’s filings with the Securities and Exchange Commission (including those described in Item 1A of Wright’s Annual Report on Form 10-K for the year ended December 31, 2011 and Wright’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, in each case under the heading “Risk Factors” and elsewhere in such filings). By way of example and without implied limitation, such risks and uncertainties include: the failure of BioMimetic stockholders to adopt the merger agreement or the failure of either Wright or BioMimetic to meet any of the other conditions to the closing of the transaction; the failure to realize the anticipated benefits from the transaction or delay in realization thereof; future actions of the United States Attorney’s office, the FDA, the Department of Health and Human Services or other U.S. or foreign government authorities that could delay, limit or suspend Wright’s development, manufacturing, commercialization and sale of products, or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities; any actual or alleged breach of the Corporate Integrity Agreement to which Wright is subject through September 2015 which could expose Wright to significant liability including exclusion from Medicare, Medicaid and other federal healthcare programs, potential criminal prosecution, and civil and criminal fines or penalties; adverse outcomes in existing product liability litigation; new product liability claims; inadequate insurance coverage; the possibility of private securities litigation or shareholder derivative suits; demand for and market acceptance of Wright’s new and existing products; potentially burdensome tax measures; lack of suitable business development opportunities; product quality or patient safety issues; challenges to Wright’s intellectual property rights; geographic and product mix impact on Wright’s sales; Wright’s inability to retain key sales representatives, independent distributors and other personnel or to attract new talent; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; inability to realize the anticipated benefits of restructuring initiatives; negative impact of the commercial and credit environment on Wright, Wright’s customers and Wright’s suppliers; and the potentially negative effect of Wright’s ongoing compliance enhancements on Wright’s relationships with customers, and on Wright’s ability to deliver timely and effective medical education, clinical studies, and new products.

Additional Information

The foregoing summary of the Merger Agreement, the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the form of CVR Agreement which are attached to this report as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Wright, BioMimetic or the Merger Subsidiaries or to modify or supplement any factual disclosures about Wright in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and the related summary in this report are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Wright. The Merger Agreement includes representations, warranties and covenants of Wright, BioMimetic and the Merger Subsidiaries made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among Wright, BioMimetic and the Merger Subsidiaries and may be subject to important qualifications and limitations agreed to by Wright, BioMimetic and the Merger Subsidiaries in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Wright’s SEC filings or may have been used for purposes of allocating risk among Wright, BioMimetic and the Merger Subsidiaries rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Wright, BioMimetic and the Merger Subsidiaries or any of their respective subsidiaries or affiliates.

This communication is being made in respect of the proposed merger transaction involving Wright and BioMimetic. In connection with the proposed transaction, Wright intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed transaction, and each of Wright and BioMimetic intend to file with the SEC other documents regarding the proposed transaction. The proxy statement/prospectus and this Current Report are not offers to sell Wright securities and are not soliciting an offer to buy Wright securities in any state where the offer and sale is not permitted. The final proxy statement/prospectus will be mailed to the stockholders of BioMimetic. INVESTORS AND SECURITY HOLDERS OF BIOMIMETIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE OTHER RELEVANT MATERIAL CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WRIGHT AND BIOMIMETIC AND THE PROPOSED TRANSACTION.

The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Wright by directing a written request to Wright Medical Group, Inc., 5677 Airline Road, Arlington, TN 38002, Attention: Investor Relations, and by BioMimetic by directing a written request to BioMimetic Therapeutics, Inc., 389 Nichol Mill Lane, Franklin, TN 37067, Attention: Investor Relations. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Wright by going to Wright’s investor information web site at http://phx.corporate-ir.net/phoenix.zhtml?c=129751&p=irol-irhome and by BioMimetic by going to BioMimetic’s investor information web site at http://investor.biomimetics.com/phoenix.zhtml?c=196896&p=irol-sec.

BioMimetic and its respective executive officers and directors and other persons, including Wright and its respective executive officers and directors, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information about the executive officers and directors of BioMimetic and their ownership of BioMimetic common stock is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 13, 2012 and the proxy statement for BioMimetic’s 2012 annual meeting of stockholders, filed with the SEC on April 27, 2012. Information about the executive officers and directors of Wright is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 24, 2012 and the proxy statement for Wright’s 2012 annual meeting of stockholders, filed with the SEC on March 27, 2012. Certain directors and executive officers of BioMimetic and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments if their employment is terminated prior to or following the transaction. If and to the extent that any of the BioMimetic participants will receive any additional benefits in connection with the transaction, the details of those benefits will be described in the proxy statement/prospectus relating to the transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of BioMimetic and its executive officers and directors in the transaction by reading the proxy statement/prospectus regarding the transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of November 19, 2012, among Wright Medical Group, Inc., BioMimetic Therapeutics, Inc., Achilles Merger Subsidiary, Inc. and Achilles Acquisition Subsidiary, LLC.

10.1	Form of Contingent Value Rights Agreement, to be entered into among Wright Medical Group, Inc. and Trustee.

10.2	Form of Voting Agreement, by and among Wright Medical Group, Inc. and the directors and certain officers of BioMimetic Therapeutics, Inc. and their stockholder affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP, INC.

By:	/s/ Robert J. Palmisano
Robert J. Palmisano President and Chief Executive Officer

Date: November 19, 2012

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 19, 2012, among Wright Medical Group, Inc., BioMimetic Therapeutics, Inc., Achilles Merger Subsidiary, Inc. and Achilles Acquisition Subsidiary, LLC.

10.1	Form of Contingent Value Rights Agreement, to be entered into among Wright Medical Group, Inc. and Trustee.

10.2	Form of Voting Agreement, by and among Wright Medical Group, Inc. and the directors and certain officers of BioMimetic Therapeutics, Inc. and their stockholder affiliates.